Revolutions Medical Hires New Chief Operating Officer

CHARLESTON, S.C., April 11, 2011 (GLOBE NEWSWIRE) – Revolutions Medical Corporation (“Revolutions Medical” or the “Company”) (OTCQB:RMCP) announces today the hiring of Vincent Olmo, as the Company’s new Chief Operating Officer.  Mr. Olmo combines over five years of experience in information technology and operations senior management, following an eighteen year career as a delivery manager and application architect.  Previously, he was involved with several large financial institutions holding various positions, including chief architect and application delivery executive.  From 2001 through 2006, Mr. Olmo was a Chief Architect for EDS, Inc., an information services company.  From 2006 to 2007, he was Vice President of Application Delivery for Realogy, Inc., a company managing franchising services in the real estate industry.  From June 2007 to April 2011, he was an Application Delivery Executive for Hewlett-Packard, Inc., an information services company which focuses on delivering application development and management services for Fortune 500 companies.  Mr. Olmo has a Bachelor of Science degree in Electrical Engineering from Fairleigh Dickinson University and an MBA from Rutgers.

“To be able to create and facilitate, almost ‘green field’, the kind of infrastructure needed to support and accelerate the growth of Revolutions Medical’s cutting edge products in the healthcare marketplace is an exciting opportunity,” stated Vince Olmo.  He added, “After months of evaluating the Company, I have concluded the RevVac Safety Syringe is superior technology.  Furthermore, the proprietary MRI software tools now being clinically validated offer advanced imaging applications that are currently not available to the medical community.”

About Revolutions Medical Corporation

Revolutions Medical is a safety medical device and software application company.  Its products include the RevVac™ Safety Syringe (FDA cleared), safety blood drawing device, the RevColorTM, RevDisplayTM and Rev3DTM software tools that are compatible with standard MRIs and standard Picture Archiving Computer Systems (PACS). The Company also has an exclusive license to a Breast Biopsy System (BBS), preliminary called RevTrack (FDA cleared).

For additional information, please visit Revolutions Medical corporate website: http://www.revolutionsmedical.com

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FORWARD-LOOKING STATEMENTS

The information contained herein includes forward-looking statements. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

CONTACT:

Revolutions Medical Corporation
Investor and Corporate Relations
Gregory S. Lowe
Acorn Management Partners
President / Partner
678-368-4013